Date and Time: December 22, 2005 09:57 AM Pacific Time

Ministry of Finance Corporate and Personal Property Registries www.corporateonline.gov.bc.ca

Mailing Address:

Location:

PO BOX 9431 Stn Prov Govt. 2nd Floor - 940 Blanshard St. Victoria BC V8W 9V3

Victoria BC

250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: September 30, 2005 07:43 PM Pacific Time Incorporation Number:

BC0549708

Recognition Date: Incorporated on September 5, 1997

NOTICE OF ARTICLES

Name of Company:

INNEXUS BIOTECHNOLOGY INC.

REGISTERED OFFICE INFORMATION

Mailing Address:

2760 - 200 GRANVILLE STREET VANCOUVER BC V6C 1S4 CANADA

Delivery Address:

2760 - 200 GRANVILLE STREET VANCOUVER BC V6C 1S4 CANADA

RECORDS OFFICE INFORMATION

Mailing Address:

2760 - 200 GRANVILLE STREET VANCOUVER BC V6C 1S4 CANADA

Delivery Address:

2760 - 200 GRANVILLE STREET VANCOUVER BC V6C 1S4 CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name: MORGAN, ALTON CHARLES

Mailing Address:

Delivery Address:

3405 172ND STREET

3405 172ND STREET

ARLINGTON WA

ARLINGTON WA

USA 98223

USA 98223

Last Name, First Name, Middle Name: ROGERS, STUART W.

Mailing Address:

Delivery Address:

1576 AGATE PLACE

1576 AGATE PLACE

COQUITLAM BC V3E3A3

COQUITLAM BC V3E3A3

Last Name, First Name, Middle Name: THURSTON, GAIL

Mailing Address:

Delivery Address:

5567 DEERHORN LANE

5567 DEERHORN LANE

NORTH VANCOUVER BC V7J2X7

NORTH VANCOUVER BC V7J2X7

Last Name, First Name, Middle Name: WHARTON, THOMAS W.

Mailing Address:

Delivery Address:

307 566 EAST 44TH STREET

307 566 EAST 44TH STREET

VANCOUVER BC V5W1W4

VANCOUVER BC V5W1W4

Last Name, First Name, Middle Name: MULLER, SYBILLE

Mailing Address:

Delivery Address:

5235 ATHENS-BOONESBORO ROAD

5235 ATHENS-BOONESBORO ROAD

LEXINGTON KY 20509

LEXINGTON KY 20509

UNITED STATES

UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

September 30, 2005 September 30, 2005 AUTHORIZED SHARE

STRUCTURE

1. No Maximum

Common Shares

Without Par Value

Without Special Rights or Restrictions attached

2. No Maximum

Preferred Shares

Without Par Value

With Special Rights or Restrictions attached

1. 27,500

Series "A" Preferred

Special Rights or Restrictions are attached

Endnotes

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